EXHIBIT 10.17

                              CONSULTING AGREEMENT



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         ORIGINAL SIGNED AGREEMENT ON GLOBAL CONSULTING, INC. LETTERHEAD
       IS ON FILE IN THE CORPORATE OFFICE OF UCI MEDICAL AFFILIATES, INC.



December 10, 1996



Dr. M.F. McFarland, III
Chairman and Chief Executive Officer
UCI Medical Affiliates, Incorporated
1901 Main Street, Suite 1200
Columbia, South Carolina  29201

Dear M.F.:

         Re:      Agreement dated September 20, 1996 (copy attached for
immediate reference).


The subject Agreement is amended as follows:

     1. The term is extended from March 31, 1997 to September 30, 1998 at ten
     (10) hours per month (at $2,000 per month).

     2. The Agreement may be terminated by either UCI or Global, upon ninety
     (90) days written notice, with or without reason.

     3. Section 5. Additional Hours: will include a calendar semi-annual adjustment on September 30, 1997, March 31, 1998 and September 30, 1998.

All other terms and conditions of the subject Agreement remain unchanged.

I hope this amendment meets your requirements. If it does, please sign and date in the spaces provided below and return one original of this amendment to me.

Sincerely,

/s/ Russ
--------
Russell J. Froneberger

                            For UCI Medical Affiliates, Inc.

                            Authorized Signature:  /s/ M.F. McFarland, III, M.D.
                                                 -------------------------------
                            Date:  /s/ 12/10/96
                                 --------------

         ORIGINAL SIGNED AGREEMENT ON GLOBAL CONSULTING, INC. LETTERHEAD IS ON FILE IN THE CORPORATE OFFICE OF UCI MEDICAL AFFILIATES, INC.

September 20, 1996


Dr. M.F. McFarland, III
Chairman and Chief Executive Officer
UCI Medical Affiliates, Incorporated
1901 Main Street, Suite 1200
Columbia, South Carolina  29201

Dear M.F.

This letter is intended to serve as an agreement between UCI Medical Affiliates, Incorporated ("UCI") and Global Consulting ("Global").

Global will become UCI's financial and marketing consultant and will perform duties as follows: update and facilitate in the implementation of the firm's business and marketing plans; assist the Chief Financial Officer in developing and maintaining sufficient banking and other financing facilities which will comfortably provide for UCI's working capital and other credit needs; and, to advise the Chief Executive Officer in the growth and development of UCI as a leading primary health care provider.

To accomplish the preceding, UCI and Global agree to the following:

     1. Term: Six (6) months, beginning October 1, 1996 and ending March 31, 1997, renewable in six (6) month increments.

     2. Monthly Retainer Amount: $5,000, payable on or about the end of each month, beginning October 1, 1996. Global will bill UCI approximately ten days before each due date.

     3. Hours: The Monthly Retainer Amount provides for up to twenty-five (25) hours of consultant's time each month.

     4. Hours Not Utilized: Hours not utilized in one month will be carried forward to subsequent months for so long as this agreement is in force.

     5. Additional Hours: Where Global's services are required beyond twenty-five (25) hours per month, and there are no accumulated hours (number 4. above), such additional hours will be carried forward to March 31, 1997 at which time these hours will be multiplied by $200 per hour. The resultant amount will be payable to Global by April 15, 1997.

     6. Expenses: Out-of-pocket expenses (such as travel and long-distance telephone) will be billed and payable at the same time as the Monthly Retainer Amount.

UCI also agrees to reimburse Global for consulting done between August 1, 1996 and September 30, 1996, at $175 per hour, plus out-of-pocket expenses. Global will bill UCI for this time/expense on or about October 1, 1996 with the sum payable by October 9, 1996.

Both parties agree that any modification to this agreement shall be set out in writing and agreed to by both parties.
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Page Two
M.F. McFarland
September 20, 1996



I hope this arrangement meets your requirements. If it does, please sign and date in the spaces provided and return one original to me, after which this agreement will be in force.

Sincerely,


Russell J. Froneberger



For UCI Medical Affiliates, Inc.                       For Global Consulting

/s/ M.F. McFarland, III                               /s/ Russ
Authorized Signature                                  Russell J. Froneberger

Date:  /s/ 09/24/96                                   Date:  September 20, 1996


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